                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2002

                            Merrill Lynch & Co., Inc.

             (Exact name of Registrant as specified in its charter)


            Delaware               1-7182               13-2740599
      -------------------- ---------------------   ----------------------
        (State or other          (Commission         (I.R.S. Employer
        jurisdiction of          File Number)        Identification No.)
        incorporation)


4 World Financial Center, New York, New York                  10080
--------------------------------------------                ----------

         (Address of principal executive offices)           (Zip Code)

 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------


------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.      Other Events
             ------------

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $10,000,000 aggregate principal amount of Nikkei 225 Market Index Target-Term Securities(R) due March 30, 2009 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------

                           EXHIBITS

             (4) Instruments defining the rights of security holders, including indentures.

                           Form of Merrill Lynch & Co., Inc.'s Nikkei 225 Market Index Target-Term Securities(R)due March 30, 2009.

             (5) & (23)    Opinion re: legality; consent of counsel.

                           Opinion of Sidley Austin Brown &
                           Wood LLP relating to the Nikkei 225
                           Market Index Target-Term
                           Securities(R) due March 30, 2009
                           (including consent for inclusion of
                           such opinion in this report and in
                           Merrill Lynch & Co., Inc.'s
                           Registration Statement relating to
                           such Securities).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                      MERRILL LYNCH & CO., INC.
                      -------------------------
                            Registrant)


                      By:  /s/ John C. Stomber
                          ---------------------------------------
                           John C. Stomber
                           Senior Vice President and Treasurer



Date:  March 28, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                            MERRILL LYNCH & CO., INC.






                          EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MARCH 28, 2002

                                                  Commission File Number 1-7182

                                  Exhibit Index

Exhibit No.   Description                                                  Page
----------    -----------                                                  ----

(4) Instruments defining the rights of security holders, including indentures.

                  Form of Merrill Lynch & Co., Inc.'s Nikkei 225 Market Index Target-Term Securities(R) due March 30, 2009.

(5) & (23)    Opinion re:  legality; consent of counsel.

                  Opinion of Sidley Austin Brown & Wood LLP relating to the Nikkei 225 Market Index Target-Term Securities(R) due March 30, 2009 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).